                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 4, 2005

                                   ----------

                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                          49441
 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On November 4, 2005, Community Shores Bank (the "Bank"), a wholly-owned subsidiary of Community Shores Bank Corporation (the "Company"), entered into a Purchase Agreement with Williamsburg Court Apartments, LLC, a Michigan limited liability company (the "Seller"), to purchase 1.25 acres of real property located in Grand Haven, Michigan. The land includes 200 feet of frontage on US-31 and is part of the 5.24 acre parcel in Grand Haven that is commonly known as 1106 South Beacon Boulevard. The property includes all buildings, improvements, easements, division rights, hereditaments and appurtenances situated on or associated with the land.

     The Bank intends on razing the building and using the land to build a branch for its Grand Haven banking location. The current Grand Haven banking location is leased. The agreed on purchase price is $1,125,000 and is subject to the terms and conditions outlined in the Purchase Agreement. The Purchase Agreement is included as exhibit 10.1 to this report.

     The Seller has advised the Bank that it is 50% owned by Walter G. Deardorff and 50% owned by William J. Fettis. Mr. Deardorff is the father of Heather D. Brolick, the Senior Vice President and Secretary of the Company, and the President, Chief Operating Officer, Secretary, and a member of the Board of Directors of the Bank. Mr. Fettis, for many years has owned and operated a real estate development, brokerage and consulting company located in Grand Haven with Dennis L. Cherette, who is a member of the Board of Directors of the Company and the Bank, and Vice Chair (a non-officer position) of the Board of Directors of the Bank. The Seller has advised the Bank that prior to July 28, 2005, Mr. Cherette had owned one-half of Mr. Fettis' 50% interest in the Seller. The transaction was considered and approved by the Audit Committee of the Board of Directors of the Company, in addition to the Board of Directors of the Bank.

Forward-Looking Statements

     This report contains information relating to the Purchase Agreement and the plans of the Company and the Bank that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995). These forward- looking statement are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include a failure by the Bank or Williamsburg Court Apartments, LLC to satisfy the terms and conditions of the Purchase Agreement, or to close the purchase; problems with title to the land being purchased; a change in the Bank's plans for the use of the land; difficulties or delays in obtaining necessary local governmental approvals relating to constructing the new bank branch, or failure to obtain such approvals; problems in planning or construction; changes in the Bank's perceived need for a branch at this location; changes in the national or local economy; and other factors, including risk factors, referred to from time to time in filings made by the Company with the Securities and Exchange Commission. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number                       Description
--------------                       -----------
10.1             Purchase Agreement between Community Shores Bank and
                 Williamsburg Court Apartments, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By: /S/ TRACEY A. WELSH
                                            ------------------------------------
                                            Tracey A. Welsh
                                            Senior Vice President,
                                            Chief Financial Officer and
                                            Treasurer

Date: November 9, 2005

                                  EXHIBIT INDEX

Exhibit Number                        Description
--------------                        -----------
10.1             Purchase Agreement between Community Shores Bank and
                 Williamsburg Court Apartments, LLC.